SECOND AMENDMENT TO LEASE

                          INDIAN WELLS PARTNERS, LTD.

                             LOS ABRIGADOS PARTNERS



         This Second Amendment to Lease is made by and between INDIAN WELLS PARTNERS, LTD., a California limited partnership ("Landlord"), and LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership ("Tenant"), to be effective on the 31st day of March, 1994.


         WHEREAS, Landlord and Tenant entered into a Lease Agreement, dated December 21, 1992, of real property (including 667 timeshare memberships related thereto) at the Los Abrigados Resort, Sedona, Arizona (the "Lease");


         WHEREAS, the parties amended the Lease pursuant to an Amendment to Lease dated effective January 1, 1993; and


         WHEREAS, the parties desire to further amend the Lease as set forth below;


         NOW, THEREFORE, for good and valuable consideration in hand received, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


         1. Paragraph 1 of the Lease is hereby amended in its entirety as follows:

         1. TERM: The term of this Lease commenced on the 1st day of January, 1993 and shall continue through the 30th day of June, 1997.


         2. Paragraph 3 of the Lease is hereby amended to delete the first sentence in its entirety and to replace it with the following:

         Tenant agrees to pay Landlord base rent at the rate of FOURTEEN THOUSAND DOLLARS ($14,000) per month commencing April 1, 1994.


         3. The remainder of the Lease (as previously amended) is unamended and continues in full force and effect.


         Dated as of the day above written.



TENANT:                              LANDLORD:

LOS ABRIGADOS PARTNERS LIMITED       INDIAN WELLS PARTNERS, LTD.,
PARTNERSHIP, an Arizona limited      a California limited partnership
partnership

By: ILE Sedona Incorporated,
    an Arizona corporation,          By:     Lawrence S. Held
    Managing General Partner             -------------------------------
                                               Lawrence S. Held
                                          Its:  General Partner

By:  Joseph P. Martori
     --------------------------

Its: President
     --------------------------